EXHIBIT 10.1

Borrower:	ROANOKE GAS COMPANY

Account Number:	9531668488	Note Number:	00001
Address:	519 KIMBALL AVE NE	Roanoke,	Virginia
	ROANOKE, VA 24016-2103	Date:	10/31/08

            PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of FIVE MILLION DOLLARS & 00/100 Dollars ($5,000,000.00), in immediately available coin or currency of the United States of America.

☐	Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached hereto.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

☐	Fixed rate of % per annum.

☐	Variable rate of the Bank’s Prime Rate plus % per annum to be adjusted as the Bank’s Prime Rate changes. If checked here ☐, the interest rate will not exceed a(n) ☐ fixed ☐ average maximum rate of % or a ☐ floating maximum rate of the greater of % or the Bank’s Prime Rate; and the interest rate will not decrease below a fixed minimum rate of %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when Note is repaid in full by Borrower ☐ annually beginning on .

☐	Fixed rate of % per annum through which automatically converts on to a variable rate equal to the Bank’s Prime Rate plus % per annum which shall be adjusted as such Prime Rate changes.

☒	The Adjusted LIBOR Rate, as Defined in the Attached Addendum to Promissory Note

Principal and interest is payable as follows

☒	Principal (plus any accrued interest not otherwise scheduled herein)	}	is due in full at maturity on 12/01/2015.
☐	Principal plus accrued interest

☐	Payable in consecutive installments of		☐ Principal	}	commencing on
☐ Principal and Interest

and continued on the same day of each calendar period thereafter, in                      equal payments of $             , with one final payment of all remaining principal and accrued interest due on                     .

☐	ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued interest due on .

☒	Accrued interest is payable Quarterly commencing on December 1, 2008 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on December 1, 2015.

☐	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder on and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than months from the date of the initial principal payment due hereunder. Borrower understands the payment may increase if interest rates increase.

☐	Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

☐

☐	Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) with Bank or other bank, any payment(s) due under this Note on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or other bank.

The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

This note (“NOTE”) is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:

Deed(s) of Trust / Mortgage(s) granted in favor of Bank as beneficiary / mortgagee:

☐	dated in the maximum principal amount of $

granted by

☐	dated in the maximum principal amount of $

granted by

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

ACCOUNT# / NOTE# 9531668488 00001 1472VA (0807)

Security Agreement(s) granting a security interest to Bank:

☐	dated	given by

☐	dated	given by

☐	Securities Account Pledge and Security Agreement dated	, executed by

.

☐	Control Agreement(s) dated	, covering	☐ Deposit Account(s)	☐ Investment Property

			☐ Letter of Credit Rights	☐ Electronic Chattel Paper

☐	Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated

, executed by

☐	Pledge and Security Agreement for Publicly Traded Certificated Securities dated	, executed

	by		.

☐	Assignment of Life Insurance Policy as Collateral dated	, executed by

.

☒	Loan Agreement dated	10/31/2008	, executed by Borrower and ☒ Guarantor(s).

☐				.

☐

☐				.

All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11 USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Virginia; and further provided that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

1472VA (0807)	Page 2 of 6

CONFESSION OF JUDGMENT. THE UNDERSIGNED IRREVOCABLY APPOINTS CHRISTINA VOLZER BAILEY, LYNNE CRANFORO, AND JAMES W. PATTERSON EITHER OF WHOM MAY ACT ALONE, AS THE DULY CONSTITUTED ATTORNEY-IN-FACT OF THE UNDERSIGNED WITH AUTHORITY, IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE) TO CONFESS JUDGMENT IN THE OFFICE OF THE CIRCUIT COURT OF THE COUNTY OF FAIRFAX, VIRGINIA, AGAINST THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE), IN THE FULL AMOUNT DUE UNDER THIS NOTE AND ANY MODIFICATION, RENEWAL OR SUBSTITUTION THEREOF, WHETHER NOW OR HEREAFTER EXISTING, AND ALL COSTS OF COLLECTION (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES), UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THIS NOTE OR ANY MODIFICATION, RENEWAL OR SUBSTITUTION THEREOF, WHETHER NOW OR HEREAFTER EXISTING. SUCH APPOINTMENT SHALL CONSTITUTE A POWER COUPLED WITH AN INTEREST AND SHALL REMAIN IN EFFECT UNTIL ANY AND ALL INDEBTEDNESS EVIDENCED BY THIS NOTE HAS BEEN PAID IN FULL.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys’ fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.

From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable laws. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Virginia.

(SIGNATURES ON FOLLOWING PAGES)

1472VA (0807)	Page 3 of 6

PROMISSORY NOTE SIGNATURE PAGES

Borrower:	ROANOKE GAS COMPANY
Account Number:	9531668488	Note Number:	00001
Note Amount:	$5,000,000.00	Date:	10/31/08

Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this Note to be executed under seal.

If Borrower is a Corporation:

WITNESS:
ROANOKE GAS COMPANY
NAME OF CORPORATION

/s/ Dale P. Lee	By:		(SEAL)
	Title:	Chairman, President, & CEO

	By:		(SEAL)
	Title:	VP, Treasurer & CFO

COMMONWEALTH OF VIRGINIA

CITY OF Roanoke

On this day of 31st day of October, 2008, before me, the undersigned Notary Public, personally appeared John B. Williamson III and Howard T. Lyon, and known to me to be an authorized agent of the corporation that executed this instrument and acknowledged this instrument to be “their” free and voluntary act and deed of the corporation, by authority of its Bylaws or by the resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the corporation.

Residing at

Notary Public in and for Commonwealth of Virginia

(STAMP OR SEAL)	Diane L. Conner	(SEAL)
Notary Public
My Commission Expires: February 28, 2010
Notary Registration Number: 225607

1472VA (0807)	Page 4 of 6

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership,

or Limited Liability Limited Partnership:

WITNESS:
NAME OF PARTNERSHIP, LLC, LLP, OR LLLP

	By:	(SEAL)

Title:

	By:	(SEAL)

Title:

	By:	(SEAL)

Title:

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF

On this      day of             , 20    , before me, the undersigned Notary Public, personally appeared                                                          , and known to me to be a partner, member or designated agent of the partnership or limited liability company that executed this instrument and acknowledged this instrument to be the free and voluntary act and deed of the partnership or limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this instrument and in fact executed the instrument on behalf of the partnership or limited liability company.

Residing at
Notary Public in and for

(STAMP OR SEAL)		(SEAL)
Notary Public
My Commission Expires:
Notary Registration Number:

1472A (0807)	Page 5 of 6

If Borrower is an Individual:

WITNESS	(SEAL)

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF

On this day before me, the undersigned Notary Public, personally appeared                                                                                   , to me known to be the individual described in and who executed this instrument, and acknowledged that he/she signed the instrument as his/her free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this          day of             , 20    .

Residing at

(STAMP OR SEAL)		(SEAL)
Notary Public
My Commission Expires:
Notary Registration Number:

Additional Co-makers:

WITNESS	(SEAL)
(SEAL)
(SEAL)
(SEAL)

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF

On this day before me, the undersigned Notary Public, personally appeared                                                                                   , to me known to be the individuals described in and who executed this instrument, and acknowledged that they signed the instrument as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this          day of             , 20    .

Residing at

(STAMP OR SEAL)		(SEAL)
Notary Public
My Commission Expires:
Notary Registration Number:

1472VA (0807)	Page 6 of 6

ADDENDUM TO PROMISSORY NOTE

THIS ADDENDUM TO PROMISSORY NOTE (“Addendum”) is hereby made a part of the Promissory Note dated 10/31/08 from ROANOKE GAS COMPANY (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $ 5,000,000.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).

I.	DEFINITIONS

1.1 Adjusted LIBOR Rate means a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the Three Month LIBOR plus (ii) 1.250 % per annum, which shall be adjusted [    ] monthly on the first day of each month for each LIBOR Interest Period or [X] quarterly on the first day of each LIBOR Interest Period. If the first day of the month or calendar quarter, as applicable, falls on a date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. If checked here ☐ the interest rate will not exceed a(n) ☐ fixed    ☐ average maximum rate of              % and will not decrease below a minimum rate of             %. If an average maximum rate is specified, a determination of the average interest rate assessed and a reimbursement by Bank of interest paid in excess of the maximum rate, if any, will be made on                     . If the loan has been repaid prior to this date, no reimbursement will be made.

1.2 Three Month LIBOR means the average rate (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) quoted on Bloomberg Screen BBAM1 or Page 3750 (or such replacement page) of the Telerate Service on the determination date for deposits in U.S. Dollars offered in the London interbank market for three months, or if the above method for determining the Three Month LIBOR shall not be available, the rate quoted in The Wall Street Journal, or a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank’s sole judgement), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U.S. Dollar deposits.

1.3 LIBOR Advance means the advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.4 LIBOR Interest Period means (i) if adjusted monthly, a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on the first day of any month notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures, or (ii) if adjusted quarterly, a period of one calendar quarter which shall begin on the first day of each calendar quarter (each January, April, July, October) notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar quarter in and only in the calendar quarter in which the Note originates or matures.

1.5 LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.6 Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) equal to the Bank’s announced Prime Rate minus              % per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II.	LOAN BEARING ADJUSTED LIBOR RATE

2.1 Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2 Adjusted LIBOR Based Rate Protections.

(a) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the Three Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

ACCOUNT# / NOTE#
9531668488 00001	Page 1 of 2
1858VA (0801)

(b) Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank’s ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.

If Borrower is a Corporation:

WITNESS:	ROANOKE GAS COMPANY
NAME OF CORPORATION

/s/ Dale P. Lee	By:	(SEAL)
	Title:	Chairman, President, & CEO

/s/ Amanda Minton	By:	(SEAL)
	Title:	VP, Treasurer & CFO

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership, or Limited Liability Limited Partnership:

WITNESS:
NAME OF PARTNERSHIP, LLC, LLP, OR LLLP

	By:	(SEAL)
Title:

	By:	(SEAL)
Title:

	By:	(SEAL)
Title:

If Borrower is an Individual:

WITNESS:

(SEAL)

Additional Co-makers:

WITNESS:

(SEAL)

(SEAL)

(SEAL)

(SEAL)

1858VA (0801)	Page 2 of 2